                                JUNDT FUNDS, INC.

                                POWER OF ATTORNEY
                         TO SIGN REGISTRATION STATEMENT
                              AND AMENDMENTS THERETO

     The undersigned, duly elected directors and officers of Jundt Funds, Inc. (the "Company"), hereby appoint James R. Jundt and Donald M. Longlet, or either of them, on their behalf as directors and/or officers of the Company, as attorney-in-fact and agent to do any and all acts and things, and execute in their names any and all instruments, which said attorneys and agents my deem necessary or advisable to enable the Company to comply with the Investment Company Act of 1940, the Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof and any state securities laws, in connection with the registration under said Acts of the Company and the shares of the Company and the offerings of shares of the Company including specifically power and authority to sign their names to any and all Notifications of Registration and Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to the Company and such shares of the Company, and any amendments (including pre-effective and post-effective amendments) or applications for amendment or supplements of or to such Notifications of Registration and Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned do hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers conferred hereby.

     IN WITNESS WHEREOF, the undersigned have signed their names hereto as of the 4th day of December, 1995.


/s/  James R. Jundt                           /s/  Darrell R. Wells
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James R. Jundt                                Darrell R. Wells
Director, Chairman of the Board,              Director
President and Chief Executive Officer
(Principal Executive Officer)


/s/  Donald M. Longlet                        /s/  John E. Clute
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Donald M. Longlet                             John E. Clute
Vice President and Treasurer                  Director
(Principal Financial and Accounting Officer)


/s/  Demetre M. Nicoloff                      /s/  Floyd Hall
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Demetre M. Nicoloff                           Floyd Hall
Director                                      Director


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